SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT:  JULY 18, 2001
DATE OF EARLIEST EVENT REPORTED:  JULY 18, 2001

                         ICN PHARMACEUTICALS, INC.
           (Exact name of registrant as specified in its charter)


       DELAWARE                 1-11397                     33-0628076
   (State or other           (Commission File            (I.R.S. Employer
   jurisdiction of               number)              Identification Number)
   incorporation or
   organization)
                             3300 HYLAND AVENUE
                        COSTA MESA, CALIFORNIA 92626
                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:         (714) 545-0100

Item 5.   Other Events.
          ------------


          On July 18, 2001, the registrant issued the press release filed as
Exhibit 99.1 hereto.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          Exhibit                Description
          -------                -----------

          99.1                   Press Release issued July 18, 2001.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

          Dated: July 18, 2001

                                          ICN PHARMACEUTICALS, INC.


                                          By:  /s/ David C. Watt
                                              ------------------------------
                                                David C. Watt
                                                Executive Vice President,
                                                General Counsel and
                                                Corporate Secretary

                               EXHIBIT INDEX

          Exhibit                Description
          -------                -----------

          99.1                   Press Release issued July 18, 2001.